EXH10-15

                                                     w-

Void                                                 after   Right  to  Purchase
                                                     Shares  of   Common   Stock
                                                     (subject to  adjustment) of
                                                     FiberCore, Inc.


FIBERCORE, INC.

COMMON STOCK PURCHASE WARRANT


         FiberCore, Inc. (the "Company"), a Nevada corporation, hereby certified that, for value received, , or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after and before 5:00 P.M., Boston time, ( ) fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of and dollars. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Common Stock Purchase Warrant (the "Warrant") is issued to as of evidences the right to purchase an aggregate of not more than shares of Common Stock of the Company, subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise required, have the following meanings:

         (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" includes all voting stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         (c) The "Original Issue Date" is __________the date as of which the Warrants were first issued.

         (d) The term "Other securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

         (e) The terms registered and registration refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

         (f) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

         1. Sale or Exercise Without Registration. If, at any time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock, (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act. as the holder of the Warrants represents to the Company that they are acquiring the Warrants for investment and not with a view to the distribution thereof.

         2.       Exercise of Warrant; Partial Exercise.

                  2.1 Exercises in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

                  2.2 Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 2.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

                  2.3 Company to Reaffirm Obligations. The Company will, at the of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

         3.  Delivery  of  Stock  Certificates  etc.,  on  Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued m the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 4 or otherwise.

         4. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

                  (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement.

                  (d) then, and in each such case the holder of this Warrant, upon the exercise hereof as provided in section 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 4) which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 4) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by section 6 and 7 hereof.


         5.       Reorganization. Consolidation. Merger. etc.

                  5.1 General. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge with or into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within 24 months from the date of such transfer, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in section 2 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in section 4 and 6 hereof

         5.2 Warrant to Continue in Full Force and Effect. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) pursuant to section 5.1, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger, transfer or dissolution, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

         6. Further Assurances. The Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all Warrants from time to time outstanding.

         7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

         8. Notices of Record Date, etc. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any  proposed  issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, starting the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

         9. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

         10. Exchange of Warrants. Subject to the provisions of paragraph 1 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver in lieu thereof, a new Warrant of like tenor.

         12. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to section 2, exchanging Warrants pursuant to section 10, and replacing Warrants pursuant to section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. Restrictions on Transfer and Assignability. This Warrant is nonassignable and non-transferable without the prior written consent of the Company, and in the event of such consent, shall continue to be subject to the provisions of Section 1 of this Warrant.

                  (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof).

                  (b) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         15. Notices. etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

         16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Massachusetts and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.
Dated:


                                         FIBERCORE, INC.



                                         BY: __________________________________
                                               Mohd A. Aslami, President



[Corporate Seal]

Attest:


--------------------------
Secretary

                                FORM OF EXERCISE

                  (To be signed only upon exercise of Warrant)


To:      FiberCore, Inc.
         60 Industrial Park Rd. West
         Tolland, CT 06084

                  The undersigned, the holder of the within Warrant, hereby revocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Voting Stock of FiberCore, Inc., and herewith makes payment of $ therefore, and requests that the certificates for such shares be issued in the name of, and delivered to, , whose address is ______________________________

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________________.

Dated:_______________________

                                                 -------------------------------
                                                 (Signature  must conform in all
                                                 respects  to name of  holder as
                                                 specified  on the  face  of the
                                                 Warrant)

                                                 -------------------------------
                                                              Address

-------------

* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either caw without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant may be deliverable upon exercise.

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)


         For value received, the undersigned hereby sells, assigns transfers unto the right represented by the within Warrant to purchase of Voting Common Stock of FiberCore, Inc. to which the within Warrants relates, and appoints Attorney to transfer such right on the books of FiberCore, Inc. with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of Common Stock Purchase Warrants issued by FiberCore, Inc. to as of ,
 .


Dated:_______________________

                                                 -------------------------------
                                                 (Signature  must conform in all
                                                 respects  to name of  holder as
                                                 specified  on the  face  of the
                                                 Warrant)

                                                 -------------------------------
                                                              Address

-------------
Signature guaranteed by a Bank or Trust Company having its principal office in Boston, Massachusetts or by a Member Firm of the New York or American
Stock Exchange.